October 1, 2012

Mr. Edward P. Bartz

Staff Attorney

U.S. Securities and Exchange Commission

Division of Investment Management

Office of Investment Company Regulation

100 F Street, N.E.

Washington, D.C. 20549

Re: Elessar Funds Investment Trust (File Nos. 333-183022 and 811-22728)

Dear Mr. Bartz,

On August 2, 2012, Elessar Funds Investment Trust (the “Trust”) filed a registration statement on Form N1-A, registering one series, Elessar Small Cap Value Fund (the “Fund”) (the “Registration Statement”).  By letter dated August 31, 2012 you provided comments to the Registration Statement.  Set forth below is a summary of our responses addressed during our phone conversation of September 26, 2012.

STATEMENT OF ADDITIONAL INFORMATION
Investment Limitations

Comment 11.     This section describes the Fund's fundamental and non-fundamental policies. Please disclose in this section whether the Fund's investment objective is a fundamental or a non-fundamental policy.

Response:  The Fund’s investment objective is fundamental.  The following paragraph was added as item 8 under the Fundamental heading:

Investment Objective.  The investment objective of the Fund is a fundamental policy of the fund and cannot be changed without the approval of the shareholders.

Trustees and Officers – Board Leadership Structure

1111 Superior Avenue• Suite 1310 • Cleveland, Ohio 44114 • www.elessarinvest.com

Comment 13.     Please provide disclosure indicating why the Fund has determined that its leadership structure is appropriate given the specific characteristics or circumstances of the Fund.

Response:  The Board Leadership Structure paragraph will appear as follows:

Board Leadership Structure. The Trust is led by Richard A. Giesen, Jr. Mr. Giesen is an interested person by virtue of his interest in the Trust’s investment advisor. The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly. The Trust has an Audit Committee with a separate chair who is an Independent Trustee. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, to identify risks, to recognize shareholder concerns and needs, and to highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Trustees have determined that this leadership structure is appropriate for the Board of Trustees given the size of the Trust, the investment strategy and its shareholder base.

Please contact me at (216) 357-7412 if you have any question or if there is anything further that I may provide.

Regards,

Mitch Krahe

1111 Superior Avenue• Suite 1310 • Cleveland, Ohio 44114 • www.elessarinvest.com